EX-10.2


                     SECOND AMENDMENT TO THE AMENDED AND RESTATED
                    PARTNERSHIP AGREEMENT OF HARRAH'S JAZZ COMPANY


               THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF HARRAH'S JAZZ COMPANY (the "Amendment") is entered into this 31st day of March 1994, by and among HARRAH'S NEW ORLEANS INVESTMENT COMPANY, a Nevada corporation ("Harrah's"), NEW ORLEANS/LOUISIANA DEVELOPMENT CORPORATION, a Louisiana corporation ("NOLDC"), and GRAND PALAIS CASINO, INC., a Delaware corporation ("Grand Palais").

                                       RECITALS

               A. Harrah's, NOLDC and Grand Palais are general partners of Harrah's Jazz Company (the "Partnership"), a Louisiana general partnership continued pursuant to that certain Amended and Restated Partnership Agreement effective as of March 15, 1994, as amended by that certain First Amendment to the Partnership Agreement of even date therewith (the "Partnership Agreement").

               B. Harrah's, NOLDC and Grand Palais desire to amend the Partnership Agreement.

                                      AGREEMENT

               NOW THEREFORE, Harrah's NOLDC and Grand Palais hereby amend the Partnership Agreement as follows:

               1. The following is added as the last sentence of Section 3.01(a) hereof:

               All payments owed to each Partner under Sections 3.01(c), 3.01(e) and 3.01(f) hereof shall be credited to each such Partner's Capital Account.

               2. Section 3.01(c) of the Partnership Agreement is deleted in its entirety and is restated as follows:

               (c) The Partners agree that they shall receive reimbursements for all costs and expenses not reimbursed under
          Section 3.01(f) hereof incurred by them in connection with negotiating documents and performing acts necessary to form the Partnership, negotiating this Agreement and any amendments thereto, acquiring the Assembled Real Estate and November Real Estate, entering into the Temporary Casino Lease and the Rivergate Lease, obtaining the Permanent/Temporary Casino Financing, or otherwise in connection with the Project, prior to the closing of the Permanent/Temporary Casino Financing, not to exceed Three Million Dollars ($3,000,000) to each Partner as agreed upon by the Partnership from the proceeds of the Permanent/Temporary Casino Financing, to the extent permitted by the lenders thereof.

               3.   The   first  sentence   of  Section   3.01(e)   of  the
          Partnership Agreement is deleted in its entirely and is restated as follows:

               All interest and property taxes paid, and insurance and other carry costs paid or incurred by Grand Palais with respect to the Assembled Real Estate and Louisiana Jazz Company with respect to the November Real Estate, during the period from October 1, 1993 through March 15, 1994, shall be reimbursed pari passu to Grand Palais in respect of the Assembled Real Estate and Louisiana Jazz Company in respect of the November Real Estate, from the Proceeds of Major Capital Events following payment of amounts payable under Section 3.01(f) hereof.

               4.   The   first  sentence   of  Section   3.01(f)  of   the
          Partnership Agreement is deleted in its entirety and is restated as follows:

               The Partnership shall pay and each Partner shall receive payment for certain costs set forth in Exhibit A hereof.

               5.   The   third  sentence   of   Section  3.01(f)   of  the
          Partnership Agreement is amended by deleting the word "soft" at the beginning of line 5 on page 27.

               6. The last sentence of Section 4.09(b) of the Partnership Agreement is deleted in its entirety and restated as follows:

               Such guaranteed payment shall be payable from first available Proceeds of Major Capital Events and Cash Flow, to the extent permitted by the lenders of the Permanent/Temporary Casino Financing.

               7. Exhibit B to the Partnership Agreement is deleted in its entirety and the attachment to this Amendment is hereby added as the restated Exhibit B to the Partnership Agreement.

               8. Except as amended by this Amendment, the Partnership Agreement shall be unchanged and shall remain in full force and effect.

               9. This Amendment may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

               THUS DONE AND PASSED in multiple originals in Orleans Parish in the State of Louisiana, on the date first above written.

                                        HARRAH'S NEW ORLEANS
                                        INVESTMENT COMPANY, a Nevada
                                        corporation


                                        By     /s/  Colin V. Reed
                                          ---------------------------------

                                             Colin V. Reed
                                             Senior Vice-President


                                             NEW ORLEANS/LOUISIANA
                                             DEVELOPMENT CORPORATION, a
                                             Louisiana corporation


                                        By     /s/ Wendell  H. Gauthier
                                          ---------------------------------

                                                  Wendell H. Gauthier
                                                  Chairman of the Board


                                             GRAND PALAIS CASINO, INC., a
                                             Delaware corporation


                                        By     /s/ Christopher B. Hemmeter
                                          ---------------------------------
                                                  Christopher B. Hemmeter
                                                  Chairman of the Board

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                                    COLIN V. REED

          who, after being duly sworn did declare to me that he is the Senior Vice President of Harrah's New Orleans Investment Company and that by and with the authority of the Board of the Board of directors of Harrah's New Orleans Investment Company, he executed the foregoing Second Amendment to the Amended and Restated
          Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

               IN WITNESS WHEREOF, we have hereby subscribed our names on this 31st day of March 1994.



                                             /s/  Colin V. Reed
                                        -----------------------------------
                                             COLIN V. REED


          WITNESSES:

            /s/ Lynn Johnston
          -------------------


           /s/ Wanda Rutland
          ------------------


                                     /s/ Norma Egbert
                                   ------------------
                                   Notary Public

          My Commission Expires:
          February 26, 1997

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                                 WENDELL H. GAUTHIER

          who, after being  duly sworn  did declare  to me that  he is  the
          Chairman of New Orleans/Louisiana Development Corporation and that by and with the authority of the Board of Directors of New Orleans Louisiana Development Corporation, he executed the foregoing Second Amendment to the Amended and Restated Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

               IN WITNESS WHEREOF, we have hereby subscribed our names on this 31st day of March 1994.



                                             /s/  Wendell H. Gauthier
                                        --------------------------------
                                             WENDELL H. GAUTHIER


          WITNESSES:

            /s/ Kim St. Martin
          --------------------


           /s/ Phil King
          ----------------------


                                     /s/ Deborah M. Sulzer
                                   -----------------------
                                        Notary Public

          My Commission Expires: at my death

                                   ACKNOWLEDGEMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public duly qualified in and for the Parish and State aforesaid, personally came and appeared:

                               CHRISTOPHER B. HEMMETER

          who, after being duly sworn did declare to me that he is the Chairman of Grand Palais Casino, Inc. and that by and with the authority of the Board of Directors of Grand Palais Casino, Inc., he executed the foregoing Second Amendment to the Amended and Restated Partnership Agreement of Harrah's Jazz Company as the free and voluntary act and deed of such corporation for the purposes therein set forth.

               IN WITNESS WHEREOF, we have hereby subscribed our names on this 31st day of March 1994.



                                         /s/  Christopher B. Hemmeter
                                        ---------------------------------
                                             CHRISTOPHER B. HEMMETER


          WITNESSES:

            /s/ Anthony Fadella
          ----------------------


           /s/ Lou Fadella
          ------------------------


                                     /s/ Steven H. Schultz
                                   -----------------------
                                        Notary Public

          My Commission Expires:  March 20, 1995

                  ATTACHMENT TO SECOND AMENDMENT OF THE AMENDED AND
               RESTATED PARTNERSHIP AGREEMENT OF HARRAH'S JAZZ COMPANY


                                     EXHIBIT "B"

                    REAL ESTATE AND EXISTING LIENS AND OBLIGATIONS


          EXHIBIT B-1  -  ASSEMBLED REAL ESTATE

          I.   LEGAL DESCRIPTION OF ASSEMBLED REAL ESTATE

               The following real property constitutes the "Assembled Real Estate":


                                       PARCEL I

                             508-510 SOUTH PETERS STREET

          A CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 16, bounded by South Peters, Poydras, Fulton and Lafayette Streets, designated by the LETTER "H" and measuring 22 feet, 11 inches front on South Peters Street, about the same width in the rear, by about 70 feet in depth. And which said lot is designated as part of original Lot 4 on survey made by Guy J. Seghers, Engineer and Surveyor, dated May 31, 1938, a print of which is attached to act passed before Louis H. Yarrut, Notary Public, on July 1, 1938, and according to which said lot measures a distance of 69 feet, 1 inch, 4 lines from the corner of South Peters and Poydras Streets, 22 feet, 11 inches, 6 lines front on South Peters Street, by a depth on the side line nearest Poydras Street of 69 feet, 2 inches, 7 lines and a depth on the other side line nearest Lafayette Street of 69 feet, 3 inches, 7 lines, and a width in the rear of 23 feet, being composed of the greater portion of original Lot 4.

          The improvements  bear the  Municipal Nos.  508-510 South  Peters
          Street.

          In accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated August 25, 1992, recertified March 10, 1994, said lot measures 23 feet, 1 inch and 2 eighths front on South Peters Street, and a width in the rear of 23 feet, 1 inch, by a depth on the side line nearest Poydras Street of 69 feet, 2 inches and 7 eighths by a depth on the other side line nearest Lafayette Street of 69 feet, 3 inches and 7 eighths.

                                      PARCEL II

                                       MATT II

          A CERTAIN SQUARE OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, and designated by the NO. 5, which said square is bounded by Front, Fulton, Lafayette and Girod Streets and measures 117 feet, 6 inches, 2 lines front on Lafayette Street, 120 feet, 1 inch, 2 lines front on Girod Street, 363 feet, 7 inches, 1 line front on Fulton Street and 364 feet, 5 inches, 5 lines front on Front Street, all more or less, said property being particularly described as follows, to-wit:

          1. SIX CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 5, bounded by Front, Fulton, Lafayette and Girod Streets, and designated by the NOS. 2 TO 7, INCLUSIVE, on a plan by F.A. Beard, certified unto Hugh Grant, Surveyor, under date of January 12, 1853, deposited for reference in the office of H.B. Conas, then a notary in the City of New Orleans. Said lots adjoin each other and measure each 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by the following depths, viz: 117 feet, 8 inches, 3 lines on the side of Lot 2 adjoining Lot 1, 117 feet, 10 inches, 4 lines on the dividing line between Lots 2 and 3, 118 feet, 5 lines on the dividing line between Lots 3 and 4, 118 feet, 2 inches, 6 lines on the dividing line between Lots 4 and 5, and 118 feet, 4 inches, 7 lines on the dividing line between Lots 5 and 6, and 118 feet, 7 inches on the dividing line between Lots 6 and 7, and 118 feet, 9 inches, 2 lines on the side line of Lot 7, adjoining Lot 8.

          2. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the same District and Square as the property hereinabove described designated by the NOS. 8, 9 AND 10, and measuring, in American Measure, as follows, to-wit:

          Lot 8 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 118 feet, 9 inches, 2 lines in depth on the line dividing it from Lot 7 and 118 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 9, and Lot 9 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 118 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 8 and 119 feet, 1 inch, 2 lines in depth on the line dividing it from Lot 10, and Lot 10 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 119 feet, 1 inch, 2 lines on the line dividing it from Lot 9 and 119 feet, 3 inches, 2 lines in depth on the line dividing it from Lot 11.

          3. TWO CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the same District and Square as the property hereinabove firstly described, designated by the NOS. 11 AND 12 on a plan by J.A. Beard, duly certified by H. Grant, dated January 12, 1852, and deposited in the office of H.B. Conas, then a Notary Public, which said lots measure as follows:

          Lot 11 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 24 feet, 3 inches, 3 lines front on Front Street, by 119 feet, 5 inches, 2 lines in depth on the line dividing it from Lot 12, and 119 feet, 3 inches, 2 lines in depth on the line dividing it from Lot 10, all American Measure; and Lot 12 measures 24 feet, 2 inches, 7 lines front on Fulton Street; 24 feet, 3 inches, 2 lines front on Front Street, by 119 feet, 5 inches, 2 lines in depth on the line dividing it from Lot 11 and 119 feet, 7 inches, 2 lines on the line dividing it from Lot 13.

          4. THREE CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 5, bounded by Fulton, Girod, Front and Lafayette Streets, designated by the NOS. 15, 13, AND 14.

          Lot 15 measures 24 feet, 2 inches, 7 lines front on Fulton Street, 120 feet, 1 inch and 2 lines front on Girod Street, 24 feet, 3 inches, 3 lines front on Front Street, and 119 feet, 11 inches, 2 lines on the line of Lot 14; Lot 13 measures 24 feet, 2 inches and 7 lines front on Fulton Street; 24 feet, 3 inches and 3 lines on Front Street, by 119 feet, 7 inches and 2 lines in depth on the line dividing it from Lot 12, and 119 feet, 9 inches and 2 lines in depth on the line dividing it from Lot 14; Lot 14 measures 24 feet, 2 inches and 7 lines on Fulton Street, 24 feet, 3 inches and 3 lines on Front Street, by 119 feet, 9 inches and 2 lines in depth on the line dividing it from Lot 13, and 119 feet, 11 inches, 2 lines in depth on the line dividing it from Lot 15.

          5. A LOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, in SQUARE NO. 5, bounded by Front, Fulton, Lafayette and Girod Streets, designated as LOT NO. 1, on a plan certified by Hugh Grant, late Surveyor of Municipality No. 1, under date of January 12, 1852, and deposited for reference in the office of H.B. Conas, then Notary, which said lot forms the corner of Fulton and Lafayette Streets, and measures 24 feet, 3 inches, 3 lines front on Front Street, 24 feet, 2 inches, 7 lines front on Fulton Street, by 117 feet, 6 inches, 2 lines in depth and front on Lafayette Street, and 117 feet, 8 inches, 3 lines in depth on the line dividing it from Lot 2, all American Measure.

          In accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated November 23, 1992, and recertified March 10, 1994, said square measures 363 feet, 6 inches, 2 eights front on Fulton Street; 364 feet, 0 inches and 6 eighths front on Convention Center Boulevard (formerly S. Front Street); 120 feet, 2 inches and 6 eighths front on Girod Street and 118 feet, 1 inch and 1 eighth front on Lafayette Street.



                                      PARCEL III

                                  228 POYDRAS STREET

          TWO CERTAIN LOTS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, in SQUARE NO. 16, bounded by Poydras, South Peters, Lafayette and Fulton Streets, designated as LOTS NOS. 4 AND 5 on a survey made by F.C. Gandolfo, Jr., Surveyor, dated July 20, 1940, redated December 17, 1941, and according to which said lots adjoin and together measure 46 feet, 0 inches and 2 lines front on Poydras Street, 46 feet, 3 inches and 3 lines in width in the rear, by a depth and front on South Peters Street of 68 feet, 10 inches and 2 lines, title measurement, 68 feet, 11 inches and 4 lines, actual measurement, and a depth on the other side, nearer to Fulton Street, of 68 feet, 10 inches and 2 lines, title measurement, 69 feet, 1 inch and 2 lines, actual measurement.

          The above is also in accordance with survey by Gandolfo, Kuhn & Associates, Land Surveyors, originally dated August 25, 1992, recertified March 10, 1994.

          Improvements  thereon  bear  the  Municipal  Number  228  Poydras
          Street.


                                      PARCEL IV

                                 RIVERFRONT INVESTORS

          A CERTAIN PLOT OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Orleans in the First District of the City of New Orleans, SQUARE NO. 26, bounded by Peters (New Levee), Front, Gaiennie and Calliope (late Louisa) Streets, measuring 191 feet, 10 inches front on Peters Street and about 306 feet front on each Calliope and Gaiennie Street.

          And in accordance with survey made by Gandolfo, Kuhn & Associates, Surveyors, originally dated May 7, 1992, recertified March 10, 1994, said property is shown to be the whole of Square 26 of the First District of the City of New Orleans, said square being bounded by South Peters, Calliope, Gaiennie Streets and Convention Center Boulevard (formerly S. Front Street), and measures a distance of 192.14 feet front on South Peters Street, a distance of 307.14 feet front on Calliope Street, a distance of
          192.14 feet front on Convention Center Boulevard (formerly S. Front Street) and a distance of 307.14 feet front on Gaiennie Street.


                                       PARCEL V

                               512 SOUTH PETERS STREET

          A CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of New Orleans, Orleans Parish, State of Louisiana, in SQUARE NO. SIXTEEN, bounded by Fulton, Lafayette, South Peters and Poydras Street, designated by the LETTER "A" on a sketch and certificate of survey by F.C. Gandolfo, Jr., Surveyor, dated June 7th, 1946, annexed to an act before Leon Sarpy, Notary Public in the City of New Orleans, dated June 15, 1946, registered in COB 547, folio 132, which said sketch and certificate of survey is made a part thereof, according to which said Lot "A" commences at a distance of ninety-one feet, eleven inches and one line (91'11"1 ''') from the corner of Poydras and South Peters Streets, at a distance of ninety-two feet, four inches and five lines (92'4"5''') from the corner of Poydras and Fulton Streets, and has the following measurements:

          Lot "A" measures one hundred fifteen feet, two inches and two lines (115'2"2''') front on South Peters Street, by actual measurement, one hundred fourteen feet, nine inches and six lines 114'9"6') according to title measurement, by a depth on the side line nearest Poydras Street running through said square from South Peters to Fulton Street, of one hundred fifteen feet, six inches and five lines (115'6"5''') by actual measurement, and one hundred fifteen feet, four inches and six lines (115'4"6''') according to title measurements, and thence has a front on Fulton Street of one hundred fifteen feet, no inches and two lines (115'0"2''') according to actual measurement, one hundred fifteen feet, three inches and six lines (115'3"6''') according to title measurements, by a depth on the side line nearest Lafayette Street, running through said square from South Peters to Fulton Street, of one hundred sixteen feet, two inches and one line (116'2"1''') actual and title measurement, one hundred sixteen feet, three inches, four lines (116'3"4''') according to Gandolfo's measurements. Said Lot "A" is composed of original Lots Five, Six, Seven, Eight and Nine (5, 6, 7, 8 and 9).

          Together with all the buildings, improvements and other constructions situated on the above described immovable property and all appurtenances, rights, ways, privileges, servitudes, prescriptions and advantages thereunto belonging or in anywise appertaining, including, but without limitation, all component parts of the above-described immovable property, and all component parts of any building, improvement, or other construction located on the abovedescribed immovable property.

          The improvements  bear the  Municipal Nos.  512-526 South  Peters
          Street.

          And according to a survey dated November 30, 1979, redated June 22, 1981, and recertified July 27, 1992, January 13, 1993 and March _____, 1994, by John E. Walker, Civil Engineer.




                                      PARCEL VI

                                     224 POYDRAS

          THAT PORTION OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the First District of the City of New Orleans, State of Louisiana, in SQUARE NO. 16, bounded by South Peters Street, Fulton Street, Lafayette Street and Poydras Street, designated by the NO. 3 on plan or sketch marked "A" annexed to an act passed on May 13, 1852, before H. P. Cenas, late Notary Public, said lot measures 22 feet, 11 inches, 4 lines front on Poydras Street by a depth of 68 feet, 6 inches, 2 lines, all more or less.

          The improvements thereon bear Municipal No. 224 Poydras Street, New Orleans, Louisiana.

          In accordance with survey of James H. Couturie, dated September 22, 1982, the property is described as follows:

          Lot 3 begins 46.02 feet from the intersection of South Peters and Poydras Streets and measures thence 22 feet, 11 inches, 4 lines front on Poydras Street, same width in the rear, by a depth of 69 feet, 1 inch 2 lines (actual) 68 feet, 6 inches, 2 lines, more or less, (title), on the South Peters Street side, and 69 feet, 2 inches, 1 line (actual) 68 feet, 6 inches, 2 lines, more or less (title) on the Fulton Street side.

          All in accordance with the plat of survey of Gandolfo, Kuhn & Associates bearing Drawing No. L-15, originally dated August 25, 1992, and most recently recertified March 10, 1994, a print of which is annexed hereto and made a part hereof.

                                      PARCEL VII

                                       LOT 3CP

          A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Second District, City of New Orleans, designated as Lot 3CP of Canal Place, on a plan of resubdivision by the office of Gandolfo, Kuhn, Luecke & Associates, dated March 15, 1982, (Dwg. No. E-170-
          12), approved by the City Planning Commission on July 8, 1982, registered as Declaration of Title Change under COB 783, folio 63 and more particularly described as follows in accord with a plan of Gandolfo, Kuhn & Associates, bearing Dwg. No. E-170-13A dated May 13, 1985, and Drawing No. T-144-31, dated November 23, 1992, as follows:

          Commence at the intersection of the northerly line of Canal Street and the easterly line of No. Peters Street, said point being designated by the letter B; thence along the northerly line of Canal Street, S52 44'02"E, 398.18 feet to the division line between Lots 2CP and 3CP and the point of beginning; thence along said division line N37 15'58"E, 169.50 feet; thence along said division line S52 44'02"E, 129.37 feet to the division line between Lots 3CP and S-1; thence along said division line S8 17'09"W, 193.76 feet to the northerly line of Canal Street, thence along said line, N52 44'02"W, 223.25 feet to the point of beginning, containing 29,885 square feet.

          All in accordance with the plat of survey of Gandolfo, Kuhn, Luecke & Associates, Dwg. No. E170-13B, originally dated July 29, 1993, and recertified March 10, 1994, annexed hereto and made a part hereof.


          II.  EXISTING LIENS WITH RESPECT TO ASSEMBLED REAL ESTATE

               1. Collateral Mortgage by Celebration Park Casino, Inc., in favor of future holder or holders of the collateral mortgage note thereby secured, in the amount of $50,000,000.00, passed before Margaret T. Alphonso, Notary Public, dated December 15, 1992, recorded December 16, 1992, under N.A. No. 962316, as Mortgage Office Instrument No. 190775; in MOB 2923, folio 400, as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., passed before Kay W. Eagan, Notary Public, dated January 15, 1993, recorded January 19, 1993, under N.A. No. 93-03466, as Mortgage Office Instrument No. 194606, records of Orleans Parish, Louisiana; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc. dated February 1, 1993, recorded February 1, 1993, under N.A. No.
                    93-05848, as Mortgage Office Instrument No. 196614; as supplemented by Act of Supplement to Collateral Mortgage by Celebration Park Casino, Inc., dated April 27, 1993, recorded April 27, 1993, under N.A. No. 93-18039, as Mortgage Office Instrument No. 206500, MOB 2950, folio 478 securing the Celebration Park Senior Debt (as hereinafter defined).

               2. Mortgage by 228 Poydras Street Parking Limited Partnership, in favor of Resort Income Investors, dated August 27, 1992, passed before Laura L. Featherstone, Notary Public, securing debt in the amount of $580,000.00, recorded in Orleans Parish, Louisiana on September 2, 1992 under N.A. No. 947775 and registered as Mortgage Office Instrument No. 179275 securing the Resort Income Investors Debt (as hereinafter defined).

               3. Act of Credit Sale and Mortgage, in favor of Riverfront Investors Group, dated July 27 and 28, 1992, passed before Albert J. Derbes III, Notary Public and Gayle Mercer, Notary Public, received in Orleans Parish on August 14, 1992, N.A. No. 945887 and registered recorded as Mortgage Officer Instrument No. 177803, Conveyance Office Instrument No. 56490 securing the Square 26 Debt (as hereinafter defined).

               4. Collateral Mortgage by Grand Palais Casino, Inc., in favor of future holders (payable at First National Bank of Commerce), dated July 30, 1993, filed August 2, 1993, under N.A. No. 93-31984, in MOI No. 217805 securing the 3CP Debt (as hereinafter defined).

               5. That certain Collateral Mortgage Note in the amount of $50,000,000.00 dated December 15, 1992, payable to Bearer in connection with the Celebration Park Senior Debt.

               6. That certain note by 228 Poydras Street Parking Limited Partnership in the amount of $580,000.00 dated August 27, 1992 payable to Resort Income Investors in connection with the Resort Income Investors Debt.

               7. Note payable to Riverfront Investors Group dated July 27, 1992, in the amount of $1,000,000.00 in connection with the Square 26 Debt.

               8.   Collateral Mortgage  Note dated  July 30,  1993 in  the
                    amount   of   $10,000,000.00  payable   to   Bearer  in
                    connection with the 3CP Debt.


          III. EXISTING DEBT WITH RESPECT TO ASSEMBLED REAL ESTATE

               1. 3CP Debt. Debt under that Credit Agreement dated July 30, 1993 among Grand Palais Casino, Inc., Grand Palais Enterprises, Inc., Grand Palais Riverboat, Inc., Grand Palais Terminal, Inc., Christopher B. Hemmeter, Patricia K. Hemmeter and First National Bank of Commerce, in the original principal amount of $3,187,500.00 and having an outstanding principal balance as of March 1, 1994 equal to $3,087,992.43 (the "3CP Debt").

               2. Celebration Park Senior Debt. The following debt (the "Celebration Park Senior Debt"):

                    (a) Debt evidenced by those certain 12% Senior Secured Notes due August 15, 1994 issued December 15, 1992 by Celebration Park Casino, Inc. (n/k/a Grand Palais Casino, Inc.) under that certain Indenture dated as of December 15, 1992, as amended, in the original principal amount of $5.5 Million, having an outstanding principal as of February 15, 1994 equal to $4,146,000.00.

                    (b) Debt evidenced by those certain Senior Secured Exchangeable Notes due August 15, 1994 issued January 28, April 27 and September 15, 1993 by Celebration Park Casino, Inc. under that certain Indenture dated as of January 28, 1993 in the original principal amount of $43 Million, having an outstanding principal balance as of February 15, 1994 equal to $39,185,013.53.

               3. Square 26 Debt. Debt evidenced by that certain Promissory Note given by Square No. 26 Parking Limited Partnership to Riverfront Investors Group, a partnership in commendam, dated July 28, 1993, in the original and current principal amount of $1,000,000.00 (the "Square 26 Debt").

               4. Resort Income Investors Debt. Debt evidenced by that certain Promissory Note dated August 27, 1992 given by 228 Poydras Street Limited Partnership to Resort Income Investors, Inc. in the original principal amount of $580,000, having a principal balance outstanding as of March 1, 1994 equal to $580,000 (the "Resort Income Investors Debt").


          EXHIBIT B-2  -  NOVEMBER REAL ESTATE

          I.   LEGAL DESCRIPTION OF NOVEMBER REAL ESTATE

               The following real  property constitutes the "November  Real
          Estate":


                                       PARCEL I

                                 237 LAFAYETTE STREET

          THAT PORTION OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Parish of Orleans, State of Louisiana, in SQUARE NO. 16, bounded by New Levee, now Peters, Fulton, Poydras and Lafayette Streets, designated as LOTS NUMBERS FOURTEEN AND FIFTEEN on a plan of J. A. Beard, certified by Hugh Grant, dated January 12, 1852, deposited in the office of H. B. Cenas, late Notary Public, and measuring as follows:

          Lot 14, twenty-one feet, eleven inches and five lines front on Peters Street, twenty-three feet and six lines front on Fulton Street, by one hundred and sixteen feet, nine inches and three lines deep on the line of Lot No. 13, and one hundred and sixteen feet, eleven inches and one line deep on the line of Lot No. 15.

          Lot 15, measures twenty-one feet, eleven inches and five lines front on Peters Street, by twenty-three feet and six lines front on Fulton Street, by one hundred and sixteen feet, eleven inches and one line of Lot 14, and one hundred and seventeen feet and seven lines on the line of Lot No. 16.

          THAT PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the First District of the City of New Orleans, Parish of Orleans, State of Louisiana, in SQUARE NO. 16, bounded by Peters (late New Levee), Fulton, Lafayette and Poydras Streets, designated as Lot 16 on a plan of J. A. Beard, certified by H. Grant, Surveyor, on January 12, 1852, and deposited for reference in the office of H. B. Cenas, late Notary Public. Said lot measures twenty-two feet, eleven inches and five lines front on S. Peters Street, twenty-three feet, six lines front on Fulton Street by a depth in front on Lafayette Street of one hundred and seventeen feet, two inches and five lines and a depth of one hundred and seventeen feet, seven inches on the opposite side line.

          Improvements thereon bear the Municipal Number 237 Lafayette Street, New Orleans, Louisiana (the "Land").

          All as more fully described on a survey drawing no. L-15 by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.




                                      PARCEL II

                               528 SOUTH PETERS STREET

          ONE CERTAIN LOT OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Orleans Parish, State of Louisiana, in SQUARE 16 thereof, bounded by South Peters, Lafayette, Fulton and Poydras Streets, designated as LOT 10 on the survey made by Gilbert, Kelly & Couturie, Inc., Surveying and Engineering, dated September 17, 1979, and according to which said lot commences at a distance of 137 feet, 9 inches and 6 lines from the corner of South Peters and Lafayette Streets, and also commences at a distance of 138 feet, 4 inches and 4 lines from the corner of Fulton and Lafayette Streets, and measures 22 feet, 11 inches and 5 lines front on South Peters Street, a width in the rear and front on Fulton Street of 23 feet, 0 inches and 6 lines, by a depth on the sideline nearer to Lafayette Street of 116 feet, 4 inches, by a depth on the opposite sideline of 116 feet, 2 inches and 1 line.

          The improvements thereon bear Municipal No. 528 South Peters Street and No. 529 Fulton Street.

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992 and most recently recertified March 10, 1994.




                                      PARCEL III

                                 530 S. PETERS STREET

          THREE CERTAIN LOTS OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, situated in the First District of the City of New Orleans, Orleans Parish, State of Louisiana, in the SQUARE NO. 16, bounded by South Peters (late New Levee), Fulton, Lafayette and Poydras Streets, said three lots being designated by the NOS. 11, 12 and 13 on print of survey of E.L. Eustis, Civil Engineer, dated January 15, 1941, and according to which said lots adjoin each other and measure as follows:

          Lot 13 lies nearest to Lafayette Street and begins at a distance from the intersection of Lafayette and South Peters Streets of sixty-six feet, ten inches and seven lines (66'10"7''') title (sixty eight feet, ten inches, and seven lines, 68'10"7''' actual) and measures on South Peters Street in the direction of Poydras Street twenty-two feet, eleven inches and five lines (22'11"5''') by a depth on the side line nearest Lafayette Street of one hundred sixteen feet, nine inches, and three lines (116'9"3'''), a depth on the opposite side line nearer Poydras Street of one hundred sixteen feet, seven inches and five lines (116'7"5''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches, and six lines 23'0"6''' actual). The nearest point of said frontage being sixty-nine feet, two inches, and two lines (69'2"2''') from the intersection of Lafayette and Fulton Streets.

          Lot 12 adjoins Lot 13 and measures twenty-two feet, eleven inches, and five lines (22'11"5''') front on South Peters Street by a depth on a side line nearer Lafayette Street side line being the dividing line between Lots 12 and 13 of one hundred sixteen feet, seven inches, and five lines (116'7"5'''), a depth on the opposite side adjoining Lot 11 of one hundred sixteen feet, five inches, and seven lines (116'5"7''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches and six lines, 23'0"6''' actual).

          Lot 11 adjoins Lot 12 on the side of Lot 12 nearer Poydras Street and measures twenty-two feet, eleven inches and five lines (22'11"5''') front on South Peters Street by a depth on the side line nearer Lafayette Street, which is the dividing line between Lots 11 and 12, one hundred sixteen feet, five inches, and seven lines (116'5"7''') with a depth on the opposite side line nearer Poydras Street of one hundred sixteen feet, four inches, and no lines (116'4"0''') with a frontage on Fulton Street of twenty-three feet, six inches, and no lines (23'6"0''') title (twenty-three feet, no inches, and six lines, 23'0"6''' actual) (the "Land").

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.




                                      PARCEL IV

                                        MATT I

          A CERTAIN PARCEL OF LAND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, and any and all buildings, improvements and other constructions located thereon, situated in the First District of the City of New Orleans, in SQUARE 4, Orleans Parish, Louisiana, bounded by Convention Center Boulevard (formerly Front Street), Lafayette, Fulton and Poydras Streets, which said parcel is designated as LOT 1 and is the only lot of and comprises the whole of said Square 4, on plan of subdivision of Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781, folio 237, records of Orleans Parish. According to survey by John J. Avery, Jr., L.S., dated August 24, 1990 (the "Survey"), said Lot 1 is described as follows:

          Commencing at the intersection of the westerly right of way line of Convention Center Boulevard (late South Front Street) and the southerly right of way line of Poydras Street and being the POINT OF BEGINNING; from said POINT OF BEGINNING, thence South 02 degrees, 24 minutes, 03 seconds East along the westerly right of way line of Convention Center Boulevard a distance of 371 feet, 1 inch, 0 eighths (371.35' Title) to a point on the northerly right of way line of Lafayette Street; thence North 75 degrees, 59 minutes, 06 seconds West along the northerly right of way line of Lafayette Street a distance of 117 feet, 7 inches, 4 eights (117.24' Title) to a point on the easterly right of way line of Fulton Street; thence North 02 degrees, 01 minutes, 00 seconds West along the easterly right of way line of Fulton Street a distance of 369 feet, 10 inches, 1 eighth (370.10' Title) to a point on the southerly right of way line of Poydras Street; thence South 76 degrees, 14 minutes, 00 seconds East along the southerly right of way line of Poydras Street a distance of 114 feet, 10 inches, 6 eighths (114.65' Title) to the POINT OF BEGINNING.

                                         AND

          A CERTAIN LOT OF GROUND, together with all rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging, and any and all buildings, improvements and other constructions located thereon, situated in the First District of the City of New Orleans, in SQUARE 16, bounded by Poydras, Fulton, South Peters and Lafayette Streets, which said lot is designated as LOT F on a plan of resubdivision by Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in COB 781, folio 237, records of Orleans Parish.

          According to the Survey, said Lot F is more fully described and measures as follows:

          Commencing at the intersection of the westerly right of way line of Fulton Street and the southerly right of way line of Poydras Street and being the POINT OF BEGINNING; from said POINT OF BEGINNING, thence South 02 degrees, 01 minutes, 00 seconds East along the westerly right of way line of Fulton Street a distance of 92 feet, 4 inches, 5 eighths (91.93' Title) to a point; thence North 76 degrees, 07 minutes, 00 seconds West a distance of 46 feet, 9 inches, 7 eighths (46.82' Title) to a point; thence North 02 degrees, 01 minutes, 00 seconds West a distance of 23 feet, 6 inches, 0 eighths (23.50' Title) to a point; thence South 76 degrees, 07 minutes, 00 seconds East a distance of 0 feet, 8 inches, 0 eighths (0.44' Title) to a point; thence North 01 degrees, 53 minutes, 46 seconds West a distance of 68 feet, 9 inches, 0 eighths (68.85' Title) to a point on the southerly right of way line of Poydras Street; thence South 76 degrees, 14 minutes, 00 seconds East along the southerly right of way line of Poydras Street a distance of 45 feet, 11 inches, 6 eighths
          (45.92'  Title)  to  the  POINT  OF  BEGINNING  (the   "Land  and
          Improvements").

          All as more fully described on a survey by Gandolfo, Kuhn & Associates originally dated August 25, 1992, and most recently recertified March 10, 1994.




          II.  EXISTING LIENS WITH RESPECT TO NOVEMBER REAL ESTATE

               1. Collateral Mortgage by Louisiana Jazz Company, in favor of Bearer, in the amount of $25,000,000.00, passed before L. R. Adler, Notary Public, dated November 30, 1993, recorded December 1, 1993, under N.A. No. 93-51172, as Mortgage Office Instrument No. 2350801, in MOB 2991, folio 15, securing the FNBC Debt (as hereinafter defined).

               2. That certain Collateral Mortgage Note in the amount of $25,000,000.00 dated November 30, 1993, payable to Bearer, in connection with the FNBC Debt.


          III. EXISTING DEBT WITH RESPECT TO NOVEMBER REAL ESTATE

               Debt evidenced by that certain Term Note given by Louisiana Jazz Company, a Louisiana general partnership to First National Bank of Commerce dated November 30, 1993 in the original principal amount of $17,827,177.49, having an outstanding principal balance as of March 1, 1994 equal to $17,755,177.49 (the "FNBC Debt").